New Issue Computational Materials

$325,000,000 (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2003 - RZ2

Residential Asset Mortgage Products, Inc.

Depositor

RAMP Series 2003 - RZ2 Trust

Issuer

Residential Funding Corporation

Master Servicer

February 27, 2003

Attached is information describing the structure, collateral pool and certain aspects of RAMP Series 2003-RZ2. These materials are for informational purposes only and are subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement. Neither Residential Funding Corporation or Salomon Smith Barney Inc. ("SSB"), nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached materials. The information herein has been provided solely by SSB. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

SSB is not acting as your advisor or agent. Therefore, prior to entering into any transaction, you should determine, without reliance upon SSB or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) SSB is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and SSB's disclaimers as to these matters.

An Effective Registration Statement (including a base prospectus) relating to the Securities is on file with the Securities and Exchange Commission. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Current Principal Balance (as of 2/1/03)	$277,545,692.29
Loan Count	1,804
Average Original Balance	$153,937.34
Range of Original Balance	$28,840 - $610,000
$0.01 to $100,000.00	12.13%
$100,000.01 to $200,000.00	51.77%
$200,000.01 to $300,000.00	26.94%
$300,000.01 to $400,000.00	7.58%
$400,000.01 to $500,000.00	1.37%
$600,000.01 to $700,000.00	0.22%
WA Gross Coupon	8.129%
Range of Gross Coupons	6.750% - 11.500%
6.500% to 6.999%	1.44%
7.000% to 7.499%	14.35%
7.500% to 7.999%	34.72%
8.000% to 8.499%	19.15%
8.500% to 8.999%	17.09%
9.000% to 9.499%	6.98%
9.500% to 9.999%	4.38%
10.000% to 10.499%	0.88%
10.500% to 10.999%	0.79%
11.000% to 11.499%	0.15%
11.500% to 11.999%	0.07%
WA Age (months)	1
WA Original Term to Maturity (months)	353
Balloon / Fully Amortizing	3.51% / 96.49%
First Lien / Second Lien	100.00% / 0.00%
WA Debt-to-Income Ratio	39.41%
WA Credit Score	699
Range of Credit Scores	580 - 818
599 or Less	1.33%
600 to 619	7.74%
620 to 639	9.64%
640 to 659	7.33%
660 to 679	5.48%
680 to 699	14.77%
700 to 719	11.80%
720 to 739	16.76%
740 to 759	12.26%
760 to 779	8.75%
780 to 799	3.57%
800 or Greater	0.56%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

WA Original LTV	102.43%
Range of Original LTV	90.00% - 107.00%
90.00% or Less	0.07%
90.01% to 95.00%	6.37%
95.01% to 100.00%	28.73%
100.01% to 101.00%	1.88%
101.01% to 102.00%	2.48%
102.01% to 103.00%	28.73%
103.01% to 104.00%	4.21%
104.01% to 105.00%	4.27%
105.01% to 106.00%	4.56%
106.01% to 107.00%	18.69%
Credit Grade
A1	40.97%
A2	25.09%
A3	14.64%
A4	15.86%
AX	2.03%
AM	1.40%
Property Type
SF Detached	78.67%
PUD Detached	8.08%
Low-Rise Condo	7.46%
PUD Attached	4.63%
Townhouse	1.01%
Leasehold	0.15%
Occupancy Status
Primary Residence	94.68%
Non-Owner Occupied	4.46%
Second/Vacation Home	0.85%
Documentation
Full Documentation	88.91%
Limited Documentation	11.09%
Loan Purpose
Purchase	66.73%
Equity Refinance	24.54%
Rate/Term Refinance	8.73%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Prepayment Penalty Term
None	44.19%
12 months	5.38%
24 months	1.22%
30 months	0.06%
36 months	45.01%
42 months	0.14%
48 months	0.68%
60 months	3.32%
Geographic Concentration (> 3%)
California	21.65%
Florida	7.06%
Michigan	5.32%
Arizona	5.13%
Virginia	4.29%
Maryland	3.82%
Washington	3.82%
Illinois	3.58%
Texas	3.50%
Other	41.83%